Regulatory Matters	12 Months Ended
Dec. 31, 2017
Regulated Operations [Abstract]
Regulatory Matters

NOTE 13. REGULATORY MATTERS

Regulatory Matters Involving Potential Loss Contingencies

As a result of issues generated in the ordinary course of business, the Companies are involved in various regulatory matters. Certain regulatory matters may ultimately result in a loss; however, as such matters are in an initial procedural phase, involve uncertainty as to the outcome of pending reviews or orders, and/or involve significant factual issues that need to be resolved, it is not possible for the Companies to estimate a range of possible loss. For matters for which the Companies cannot estimate a range of possible loss, a statement to this effect is made in the description of the matter. Other matters may have progressed sufficiently through the regulatory process such that the Companies are able to estimate a range of possible loss. For regulatory matters for which the Companies are able to reasonably estimate a range of possible losses, an estimated range of possible loss is provided, in excess of the accrued liability (if any) for such matters. Any estimated range is based on currently available information, involves elements of judgment and significant uncertainties and may not represent the Companies’ maximum possible loss exposure. The circumstances of such regulatory matters will change from time to time and actual results may vary significantly from the current estimate. For current matters not specifically reported below, management does not anticipate that the outcome from such matters would have a material effect on the Companies’ financial position, liquidity or results of operations.

FERC—ELECTRIC

Under the Federal Power Act, FERC regulates wholesale sales and transmission of electricity in interstate commerce by public util-ities. Dominion Energy’s merchant generators sell electricity in the PJM, MISO, CAISO and ISO-NE wholesale markets, and to wholesale purchasers in the states of Virginia, North Carolina, Indiana, Connecticut, Tennessee, Georgia, California, South Carolina and Utah, under Dominion Energy’s market-based sales tariffs authorized by FERC or pursuant to FERC authority to sell as a qualified facility. Virginia Power purchases and, under its FERC market-based rate authority, sells electricity in the wholesale market. In addition, Virginia Power has FERC approval of a tariff to sell wholesale power at capped rates based on its embedded cost of generation. This cost-based sales tariff could be used to sell to loads within or outside Virginia Power’s service territory. Any such sales would be voluntary.

Rates

In April 2008, FERC granted an application for Virginia Power’s electric transmission operations to establish a forward-looking formula rate mechanism that updates transmission rates on an annual basis and approved an ROE of 11.4%, effective as of January 1, 2008. The formula rate is designed to recover the expected revenue requirement for each calendar year and is updated based on actual costs. The FERC-approved formula method, which is based on projected costs, allows Virginia Power to earn a current return on its growing investment in electric transmission infrastructure.

In March 2010, ODEC and North Carolina Electric Membership Corporation filed a complaint with FERC against Virginia Power claiming, among other issues, that the incremental costs of undergrounding certain transmission line projects were unjust, unreasonable and unduly discriminatory or preferential and should be excluded from Virginia Power’s transmission formula rate. A settlement of the other issues raised in the complaint was approved by FERC in May 2012.

In March 2014, FERC issued an order excluding from Virginia Power’s transmission rates for wholesale transmission customers located outside Virginia the incremental costs of undergrounding certain transmission line projects. FERC found it is not just and reasonable for non-Virginia wholesale transmission customers to be allocated the incremental costs of undergrounding the facilities because the projects are a direct result of Virginia legislation and Virginia Commission pilot programs intended to benefit the citizens of Virginia. The order is retroactively effective as of March 2010 and will cause the reallocation of the costs charged to wholesale transmission customers with loads outside Virginia to wholesale transmission customers with loads in Virginia. FERC determined that there was not sufficient evidence on the record to determine the magnitude of the underground increment and held a hearing to determine the appropriate amount of undergrounding cost to be allocated to each wholesale transmission customer in Virginia.

In October 2017, FERC issued an order determining the calculation of the incremental costs of undergrounding the transmission projects and affirming that the costs are to be recovered from the wholesale transmission customers with loads located in Virginia. FERC directed Virginia Power to rebill all wholesale transmission customers retroactively to March 2010 within 30 days of when the proceeding becomes final and no longer subject to rehearing. In November 2017, Virginia Power, North Carolina Electric Membership Corporation and the wholesale transmission customers filed petitions for rehearing. While Virginia Power cannot predict the outcome of the matter, it is not expected to have a material effect on results of operations.

PJM Transmission Rates

In April 2007, FERC issued an order regarding its transmission rate design for the allocation of costs among PJM transmission customers, including Virginia Power, for transmission service provided by PJM. For new PJM-planned transmission facilities that operate at or above 500 kV, FERC established a PJM regional rate design where customers pay according to each customer’s share of the region’s load. For recovery of costs of existing facilities, FERC approved the existing methodology whereby a customer pays the cost of facilities located in the same zone as the customer. A number of parties appealed the order to the U.S. Court of Appeals for the Seventh Circuit.

In August 2009, the court issued its decision affirming the FERC order with regard to the existing facilities, but remanded to FERC the issue of the cost allocation associated with the new facilities 500 kV and above for further consideration by FERC. On remand, FERC reaffirmed its earlier decision to allocate the costs of new facilities 500 kV and above according to the customer’s share of the region’s load. A number of parties filed appeals of the order to the U.S. Court of Appeals for the Seventh Circuit. In June 2014, the court again remanded the cost allocation issue to FERC. In December 2014, FERC issued an order setting an evidentiary hearing and settlement proceeding regarding the cost allocation issue. The hearing only concerns the costs of new facilities approved by PJM prior to February 1, 2013. Transmission facilities approved after February 1, 2013 are allocated on a hybrid cost allocation method approved by FERC and not subject to any court review.

In June 2016, PJM, the PJM transmission owners and state commissions representing substantially all of the load in the PJM market submitted a settlement to FERC to resolve the outstanding issues regarding this matter. Under the terms of the settlement, Virginia Power would be required to pay approximately $200 million to PJM over the next 10 years. Although the settlement agreement has not been accepted by FERC, and the settlement is opposed by a small group of parties to the proceeding, Virginia Power believes it is probable it will be required to make payment as an outcome of the settlement. Accordingly, as of December 31, 2017, Virginia Power has a contingent liability of $231 million in other deferred credits and other liabilities, which is offset by a $222 million regulatory asset for the amount that will be recovered through retail rates in Virginia.

FERC—GAS

In July 2017, FERC audit staff communicated to DETI that it had substantially completed an audit of DETI’s compliance with the accounting and reporting requirements of FERC’s Uniform System of Accounts and provided a description of matters and preliminary recommendations. In November 2017, the FERC audit staff issued its audit report which could have the potential to result in adjustments which could be material to Dominion Energy and Dominion Energy Gas’ results of operations. In December 2017, DETI provided its response to the audit report. DETI requested FERC review of contested findings and submitted its plan for compliance with the uncontested portions of the report. In connection with one uncontested issue, DETI recognized a charge of $15 million ($9 million after-tax) recorded within other operations and maintenance expense in Dominion Energy’s and Dominion Energy Gas’ Consolidated Statements of Income during 2017 to write-off the balance of a regulatory asset, originally established in 2008, that is no longer considered probable of recovery. Pending final resolution of the audit process and a determination by FERC, management is unable to estimate the potential impact of the other findings and no amounts have been recognized.

2017 TAX REFORM ACT

Subsequent to the enactment of the 2017 Tax Reform Act, the Companies’ state regulators issued orders requesting that public utilities evaluate the total tax impact on the entity’s cost of service and accrue a regulatory liability attributable to the benefits of the reduction in the corporate income tax rate. Certain of the orders requested that the public utilities submit a response to the state regulatory commissions detailing the total tax impact on the utility’s cost of service.

Virginia Power submitted a response to the North Carolina Commission detailing the impact of the 2017 Tax Reform Act on base non-fuel cost of service and Virginia Power’s excess deferred income taxes clarifying that the amounts have been deferred to a regulatory liability. Questar Gas submitted a response to the Utah Commission detailing the impact of the 2017 Tax Reform Act on base rates and the infrastructure rider, and proposing that the benefits be passed back to customers. These filings are pending. Dominion Energy plans to respond to the remaining state regulatory commissions in accordance with the due dates on the issued orders. The Companies will begin to reserve the impacts of the cost of service reduction as a regulatory liability beginning in 2018 until the rates are reset.

To date, the FERC has not issued guidance on how and when to reflect the impacts of the 2017 Tax Reform Act in customer rates.

The Companies have recorded a reasonable estimate of net income taxes refundable through future rates in the jurisdictions in which they operate. Through actions by FERC or state regulators the estimates may be subject to changes that could have a material impact on the Companies’ results of operations, financial condition and/or cash flows.

Other Regulatory Matters

ELECTRIC REGULATION IN VIRGINIA

The Regulation Act enacted in 2007 instituted a cost-of-service rate model, ending Virginia’s planned transition to retail competition for electric supply service to most classes of customers.

The Regulation Act authorizes stand-alone rate adjustment clauses for recovery of costs for new generation projects, FERC-approved transmission costs, underground distribution lines, environmental compliance, conservation and energy efficiency programs and renewable energy programs, and also contains statutory provisions directing Virginia Power to file annual fuel cost recovery cases with the Virginia Commission. As amended, it provides for enhanced returns on capital expenditures on specific newly-proposed generation projects.

If the Virginia Commission’s future rate decisions, including actions relating to Virginia Power’s rate adjustment clause filings, differ materially from Virginia Power’s expectations, it may adversely affect its results of operations, financial condition and cash flows.

Regulation Act Legislation

In February 2015, the Virginia Governor signed legislation into law which will keep Virginia Power’s base rates unchanged until at least December 1, 2022. In addition, no biennial reviews will be conducted by the Virginia Commission for the five successive 12-month test periods beginning January 1, 2015, and ending December 31, 2019. The legislation states that Virginia Power’s 2015 biennial review, filed in March 2015, would proceed for the sole purpose of reviewing and determining whether any refunds are due to customers based on earnings performance for generation and distribution services during the 2013 and 2014 test periods. In addition, the legislation requires the Virginia Commission to conduct proceedings in 2017 and 2019 to determine the utility’s ROE for use in connection with rate adjustment clauses and requires utilities to file integrated resource plans annually rather than biennially. In November 2015, the Virginia Commission ordered testimony, briefs and a separate bifurcated hearing in Virginia Power’s then-pending Rider B, R, S, and W cases on whether the Virginia Commission can adjust the ROE applicable to these rate adjustment clauses prior to 2017. In February 2016, the Virginia Commission issued final orders in these cases, stating that it could adjust the ROE for the projects. After separate, additional bifurcated hearings, the Virginia Commission issued final orders setting base ROEs for the Rider GV, C1A and C2A, BW, US-2 and U cases.

In February 2016, certain industrial customers of APCo petitioned the Virginia Commission to issue a declaratory judgment that Virginia legislation enacted in 2015 keeping APCo’s base rates unchanged until at least 2020 (and Virginia Power’s base rates unchanged until at least 2022) is unconstitutional, and to require APCo to make biennial review filings in 2016 and 2018. Virginia Power intervened to support the constitutionality of this legislation. In July 2016, the Virginia Commission held in a divided opinion that this legislation is constitutional, and the industrial customers appealed this order to the Supreme Court of Virginia. In November 2016, the Supreme Court of Virginia granted the appeal as a matter of right and consolidated it for oral argument with other similar appeals from the Virginia Commission’s order. In September 2017, the Supreme Court of Virginia affirmed that the legislation is constitutional.

In March 2017, as required by Regulation Act legislation enacted in February 2015, Virginia Power filed an application for the Virginia Commission to determine the general ROE for Virginia Power’s non-transmission rate adjustment clauses. The application supported a 10.5% ROE for these rate adjustment clauses. In November 2017, the Virginia Commission approved a general 9.2% ROE for these rate adjustment clauses.

2015 Biennial Review

In November 2015, the Virginia Commission issued the 2015 Biennial Review Order. After deciding several contested regulatory earnings adjustments, the Virginia Commission ruled that Virginia Power earned on average an ROE of approximately 10.89% on its generation and distribution services for the combined 2013 and 2014 test periods. Because this ROE was more than 70 basis points above Virginia Power’s authorized ROE of 10.0%, the Virginia Commission ordered that approximately $20 million in excess earnings be credited to customer bills based on usage in 2013 and 2014 over a six-month period beginning within 60 days of the 2015 Biennial Review Order.

Virginia Fuel Expenses

In May 2017, Virginia Power submitted its annual fuel factor to the Virginia Commission to recover an estimated $1.6 billion in Virginia jurisdictional projected fuel expenses for the rate year beginning July 1, 2017. Virginia Power’s proposed fuel rate represented a fuel revenue increase of $279 million when applied to projected kilowatt-hour sales for the period July 1, 2017 to June 30, 2018. In June 2017, the Virginia Commission approved Virginia Power’s proposed fuel rate.

Solar Facility Projects

In February 2017, Virginia Power received approval from the Virginia Commission for a CPCN to construct and operate the Remington solar facility and related distribution interconnection facilities. The 20 MW facility began operations in October 2017 at a total cost of $45 million, excluding financing costs. The facility is the subject of a public-private partnership whereby the Commonwealth of Virginia, a non-jurisdictional customer, compensates Virginia Power for the facility’s net electrical energy output, and Microsoft Corporation purchases all environmental attributes (including renewable energy certificates) generated by the facility. There is no rate adjustment clause associated with this CPCN, nor will any costs of the project be recovered from jurisdictional customers.

In March 2017, Virginia Power received Virginia Commission approval for a CPCN to construct and operate the Oceana solar facility and related distribution interconnection facilities. The 18 MW facility began operations in December 2017 at a total cost of $40 million, excluding financing costs. The facility is the subject of a public-private partnership whereby the Commonwealth of Virginia, a non-jurisdictional customer, compensates Virginia Power for the facility’s net electrical energy output. Virginia Power will retire renewable energy certificates on the Commonwealth of Virginia’s behalf in an amount equal to those generated by the facility. There is no rate adjustment clause associated with the facility, nor will any of its costs be recovered from jurisdictional customers.

Rate Adjustment Clauses

Below is a discussion of significant riders associated with various Virginia Power projects:

•	The Virginia Commission previously approved Rider T1 concerning transmission rates. In May 2017, Virginia Power proposed a $625 million total revenue requirement consisting of $490 million for the transmission component of Virginia Power’s base rates and $135 million for Rider T1. This total revenue requirement represents a $55 million decrease versus the revenues to be produced during the rate year under current rates. In July 2017, the Virginia Commission approved the proposed total revenue requirement, including Rider T1, subject to true-up, for the rate year beginning September 1, 2017.
•	The Virginia Commission previously approved Rider S in conjunction with the Virginia City Hybrid Energy Center. In February 2017, the Virginia Commission approved a $243 million revenue requirement, subject to true-up, for the rate year beginning April 1, 2017. It also established a 10.4% ROE effective April 1, 2017. In February 2018, the Virginia Commission approved a $218 million revenue requirement, subject to true-up, for the rate year beginning April 1, 2018. It also established a 10.2% base ROE effective April 1, 2018.
•	The Virginia Commission previously approved Rider W in conjunction with Warren County. In February 2017, the Virginia Commission approved a $121 million revenue requirement, subject to true-up, for the rate year beginning April 1, 2017. It also established a 10.4% ROE effective April 1, 2017. In February 2018, the Virginia Commission approved a $109 million revenue requirement, subject to true-up, for the rate year beginning April 1, 2018. It also established a 10.2% ROE for Rider W effective April 1, 2018.
•	The Virginia Commission previously approved Rider R in conjunction with Bear Garden. In February 2017, the Virginia Commission approved a $72 million revenue requirement, subject to true-up, for the rate year beginning April 1, 2017. It also established a 10.4% ROE effective April 1, 2017. In February 2018, the Virginia Commission approved a $66 million revenue requirement, subject to true-up, for the rate year beginning April 1, 2018. It also established a 10.2% ROE for Rider R effective April 1, 2018.
•	The Virginia Commission previously approved Rider B in conjunction with the conversion of three power stations to biomass. In February 2017, the Virginia Commission approved a $27 million revenue requirement for the rate year beginning April 1, 2017. It also established an 11.4% ROE effective April 1, 2017. In June 2017, Virginia Power proposed a $42 million revenue requirement for the rate year beginning April 1, 2018, which represents a $15 million increase over the previous year. This case is pending.
•	The Virginia Commission previously approved Rider U in conjunction with cost recovery to move certain electric distribution facilities underground as authorized by prior Virginia legislation. In September 2017, the Virginia Commission approved a total $22 million annual revenue requirement effective October 1, 2017, using a 9.4% ROE, and a total capital investment of $40 million for second phase conversions.
•	The Virginia Commission previously approved Riders C1A and C2A in connection with cost recovery for DSM programs. In June 2017, the Virginia Commission approved a $28 million revenue requirement, subject to true-up, for the rate year beginning July 1, 2017. It also established a 9.4% ROE for Riders C1A and C2A effective July 1, 2017. In October 2017, Virginia Power requested approval to extend one existing energy efficiency program for five years with a new $25 million cost cap, and proposed a total $31 million revenue requirement for the rate year beginning July 1, 2018, which represents a $3 million increase over the previous year. This case is pending.
•	The Virginia Commission previously approved Rider BW in conjunction with Brunswick County. In April 2017, the Virginia Commission established a 10.4% ROE for Rider BW effective September 1, 2017. In June 2017, it approved a $127 million revenue requirement, subject to true-up, for the rate year beginning September 1, 2017. In October 2017, Virginia Power proposed a $132 million revenue requirement for the rate year beginning September 1, 2018, which represents a $5 million increase over the previous year. This case is pending.
•	The Virginia Commission previously approved Rider US-2 in conjunction with the Scott Solar, Whitehouse, and Woodland solar facilities. In April 2017, the Virginia Commission established a 9.4% ROE for Rider US-2 effective September 1, 2017. In June 2017, the Virginia Commission approved a $10 million revenue requirement, subject to true-up, for the rate year beginning September 1, 2017. In October 2017, Virginia Power proposed a $15 million revenue requirement for the rate year beginning September 1, 2018, which represents a $5 million increase over the previous year. This case is pending.
•	The Virginia Commission previously approved Rider GV in conjunction with Greensville County. In February 2017, the Virginia Commission approved an $82 million revenue requirement, subject to true-up, for the rate year beginning April 1, 2017. It also established a 9.4% ROE effective April 1, 2017. In February 2018, the Virginia Commission approved an $82 million revenue requirement, subject to true-up, for the rate year beginning April 1, 2018. It also established a 9.2% ROE effective April 1, 2018.

Electric Transmission Projects

In November 2013, the Virginia Commission issued an order granting Virginia Power a CPCN to construct approximately 7 miles of new overhead 500 kV transmission line from the existing Surry switching station in Surry County to a new Skiffes Creek switching station in James City County, and approximately 20 miles of new 230 kV transmission line in James City County, York County, and the City of Newport News from the proposed new Skiffes Creek switching station to Virginia Power’s existing Whealton substation in the City of Hampton. As of July 2017, Virginia Power has received all major required permits and approvals and is proceeding with construction of the project. In connection with the receipt of the permit from the U.S. Army Corps of Engineers in July 2017, Virginia Power was required to make payments totaling approximately $90 million to fund improvements to historical and cultural resources near the project. Accordingly, in July 2017, Virginia Power recorded an increase to property, plant and equipment and a corresponding liability for these payment obligations. Through December 31, 2017, Virginia Power had made $90 million of such payments. Also in July 2017, the National Parks Conservation Association filed a lawsuit in U.S. District Court for the D.C. Circuit seeking to set aside the permit granted by the U.S. Army Corps of Engineers for the project and requested a preliminary injunction against the permit. In August 2017, the National Trust for Historic Preservation and Preservation Virginia filed a similar lawsuit in U.S. District Court for the D.C. Circuit. In October 2017, the preliminary injunction requests were denied. These lawsuits are pending.

In November 2015, Virginia Power filed an application with the Virginia Commission for a CPCN to convert an existing transmission line to 230 kV in Prince William County, Virginia, and Loudoun County, Virginia, and to construct and operate a new approximately five mile overhead 230 kV double circuit transmission line between a tap point near the Gainesville substation and a new to-be-constructed Haymarket substation. The total estimated cost of the project is approximately $55 million. In April 2017, the Virginia Commission issued an interim order instructing Virginia Power to construct and operate the project along an approved route if Virginia Power could obtain all necessary rights-of-way. Otherwise, the Virginia Commission ruled that Virginia Power can construct and operate the project along an approved alternative route. In June 2017, the Virginia Commission issued a final order approving the alternative route for the project, and granted the necessary CPCN. In July 2017, the Virginia Commission retained jurisdiction over the case to evaluate two requests to reconsider its decisions. Also in July 2017, Virginia Power requested that the Virginia Commission stay the proceeding while Virginia Power discusses the proposed route with leaders of Prince William County. In December 2017, the Virginia Commission granted in part the two motions for reconsideration, retained jurisdiction for further proceedings in the case and stayed the effectiveness of its final order. This matter is pending.

In November 2015, Virginia Power filed an application with the Virginia Commission for a CPCN to construct and operate in multiple Virginia counties an approximately 38 mile overhead 230 kV transmission line between the Remington and Gordonsville substations, along with associated facilities. In August 2017, the Virginia Commission granted a CPCN for the project. The total estimated cost of the project is approximately $105 million.

In March 2016, Virginia Power filed an application with the Virginia Commission for a CPCN to rebuild and operate in multiple Virginia counties approximately 33 miles of the existing 500 kV transmission line between the Cunningham switching station and the Dooms substation, along with associated station work. In May 2017, the Virginia Commission granted a CPCN to construct and operate the project. The total estimated cost of the project is approximately $60 million.

In August 2016, Virginia Power filed an application with the Virginia Commission for a CPCN to rebuild and operate in multiple Virginia counties approximately 28 miles of the existing 500 kV transmission line between the Carson switching station and a terminus located near the Rogers Road switching station under construction in Greensville County, Virginia, along with associated work at the Carson switching station. In March 2017, the Virginia Commission granted a CPCN to construct and operate the project. The total estimated cost of the project is approximately $55 million.

In January 2017, Virginia Power filed an application with the Virginia Commission for a CPCN to rebuild and rearrange its Idylwood substation in Fairfax County, Virginia. In September 2017, the Virginia Commission granted a CPCN for the project. The total estimated cost of the project is approximately $110 million.

In June 2017, Virginia Power filed an application with the Virginia Commission for a CPCN to rebuild and operate in Prince William County, Virginia, approximately 9 miles of existing 115 kV transmission lines between Possum Point Switching Station and NOVEC’s Smoketown delivery point, utilizing 230 kV design on the majority of the route, for total estimated cost of approximately $20 million. In February 2018, the Virginia Commission granted a CPCN for the project.

In September 2017, Virginia Power filed an application with the Virginia Commission for a CPCN to rebuild and operate in Augusta County, Virginia approximately 18 miles of the existing 500 kV transmission line between the Dooms substation and the Valley substation, along with associated substation work, for a total estimated cost of approximately $65 million. This case is pending.

In November 2017, Virginia Power filed an application with the Virginia Commission for a CPCN to build and operate in Fairfax County, Virginia approximately 4 miles of 230 kV transmission line between the Idylwood and Tysons substations, along with associated substation work. The total estimated cost of the project is approximately $125 million. This case is pending.

In February 2016, Virginia Power filed an application with the Virginia Commission for a CPCN to rebuild and operate in Lancaster County, Virginia and Middlesex County, Virginia and across the Rappahannock River, approximately 2 miles of existing 115 kV transmission lines between Harmony Village Substation and White Stone Substation. In December 2017, the Virginia Commission granted a CPCN for the project to be constructed under the Rappahannock River. The total estimated cost of the project is approximately $85 million.

North Anna

Virginia Power is considering the construction of a third nuclear unit at a site located at North Anna nuclear power station. If Virginia Power decides to build a new unit, it would require a COL from the NRC, approval of the Virginia Commission and certain environmental permits and other approvals. In June 2017, the NRC issued the COL. Virginia Power has not yet committed to building a new nuclear unit at North Anna nuclear power station.

Requests by BREDL for a contested NRC hearing on Virginia Power’s COL application were dismissed, and in September 2016, the U.S. Court of Appeals for the D.C. Circuit dismissed with prejudice petitions for judicial review that BREDL and other organizations had filed challenging the NRC’s reliance on a rule generically assessing the environmental impacts of continued onsite storage of spent nuclear fuel in various licensing proceedings, including Virginia Power’s COL proceeding. This dismissal followed the Court’s June 2016 decision in New York v. NRC, upholding the NRC’s continued storage rule and August 2016 denial of requests for rehearing en banc. Therefore, the contested portion of the COL proceeding was closed. The NRC is required to conduct a hearing in all COL proceedings. This mandatory NRC hearing was held in March 2017, was uncontested and the resulting NRC decision authorized issuance of the COL.

In August 2016, Virginia Power received a 60-day notice of intent to sue from the Sierra Club alleging Endangered Species Act violations. The notice alleges that the U.S. Army Corps of Engineers failed to conduct adequate environmental and consultation reviews, related to a potential third nuclear unit located at North Anna, prior to issuing a CWA section 404 permit to Virginia Power in September 2011. No lawsuit was filed and in November 2016, the Army Corps of Engineers suspended the section 404 permit while it gathered additional information. The section 404 permit was reinstated in April 2017.

NORTH CAROLINA REGULATION

In August 2017, Virginia Power submitted its annual filing to the North Carolina Commission to adjust the fuel component of its electric rates. Virginia Power proposed a total $15 million increase to the fuel component of its electric rates for the rate year beginning January 1, 2018. In January 2018, the North Carolina Commission approved Virginia Power’s proposed fuel charge adjustment.

OHIO REGULATION

PIR Program

In 2008, East Ohio began PIR, aimed at replacing approximately 25% of its pipeline system. In March 2015, East Ohio filed an application with the Ohio Commission requesting approval to extend the PIR program for an additional five years and to increase the annual capital investment, with corresponding increases in the annual rate-increase caps. In September 2016, the Ohio Commission approved a stipulation filed jointly by East Ohio and the Staff of the Ohio Commission to settle East Ohio’s pending application. As requested, the PIR program and associated cost recovery will continue for another five-year term, calendar years 2017 through 2021, and East Ohio will be permitted to increase its annual capital expenditures to $200 million by 2018 and 3% per year thereafter subject to the cost recovery rate increase caps proposed by East Ohio.

In April 2017, the Ohio Commission approved East Ohio’s application to adjust the PIR cost recovery rates for 2016 costs. The filing reflects gross plant investment for 2016 of $188 million, cumulative gross plant investment of $1.2 billion and a revenue requirement of $157 million.

AMR Program

In 2007, East Ohio began installing automated meter reading technology for its 1.2 million customers in Ohio. The AMR program approved by the Ohio Commission was completed in 2012. Although no further capital investment will be added, East Ohio is approved to recover depreciation, property taxes, carrying charges and a return until East Ohio has another rate case.

In April 2017, the Ohio Commission approved East Ohio’s application to adjust its AMR cost recovery rate for 2016 costs. The filing reflects a revenue requirement of approximately $6 million.

PIPP Plus Program

Under the Ohio PIPP Plus Program, eligible customers can make reduced payments based on their ability to pay their bill. The difference between the customer’s total bill and the PIPP amount is deferred and collected under the PIPP Rider in accordance with the rules of the Ohio Commission. In July 2017, East Ohio’s annual update of the PIPP Rider was automatically approved by the Ohio Commission after a 45-day waiting period from the date of the filing. The revised rider rate reflects the recovery over the twelve-month period from July 2017 through June 2018 of projected deferred program costs of approximately $19 million from April 2017 through June 2018, net of a refund for over-recovery of accumulated arrearages of approximately $20 million as of March 31, 2017.

UEX Rider

East Ohio has approval for a UEX Rider through which it recovers the bad debt expense of most customers not participating in the PIPP Plus Program. The UEX Rider is adjusted annually to achieve dollar for dollar recovery of East Ohio’s actual write-offs of uncollectible amounts. In September 2017, the Ohio Commission approved East Ohio’s application requesting approval of its UEX Rider to reflect a refund of over-recovered accumulated bad debt expense of approximately $12 million as of March 31, 2017, and recovery of prospective net bad debt expense projected to total approximately $22 million for the twelve-month period from April 2017 to March 2018.

Ohio Legislation

In March 2017, the Governor of Ohio signed legislation into law that allows utilities to file an application to recover infrastructure development costs associated with economic development projects. The new cost recovery provision allows for projects totaling up to $22 million for East Ohio subject to Ohio Commission approval.

DSM Rider

East Ohio has approval for a DSM rider through which it recovers expenditures related to its DSM programs. In December 2017, East Ohio filed an application with the Ohio Commission seeking approval of an adjustment to the DSM rider to recover a total of $5 million, which includes an under-recovery of costs during the preceding 12-month period. This application is pending.

WEST VIRGINIA REGULATION

In October 2017, the West Virginia Commission approved Hope’s application for new PREP customer rates, for the year beginning November 1, 2017, that provide for projected revenue of $4 million related to capital investments of $21 million, $27 million and $31 million for 2016, 2017 and 2018, respectively.

UTAH AND WYOMING REGULATION

In October 2017, Questar Gas submitted filings with both the Utah Commission and the Wyoming Commission for an approximately $25 million gas cost increase reflecting forecasted increases in commodity and transportation costs. The Utah Commission and the Wyoming Commission both approved the filings in October 2017 with rates effective November 2017.

FERC—GAS

Cove Point

In November 2016, pursuant to the terms of a previous settlement, Cove Point filed a general rate case for its FERC-jurisdictional services, with 23 proposed rates to be effective January 1, 2017. Cove Point proposed an annual cost-of-service of approximately $140 million. In December 2016, FERC accepted a January 1, 2017 effective date for all proposed rates but five which were suspended to be effective June 1, 2017. Under the terms of the settlement agreement filed by Cove Point in August 2017 and approved by FERC in November 2017, Cove Point’s rates effective October 2017 result in decreases to annual revenues and depreciation expense of approximately $18 million and $3 million, respectively, compared to the rates in effect through December 2016.

DETI

In September 2017, DETI submitted its annual transportation cost rate adjustment to FERC requesting approval to recover $39 million. Also in September 2017, DETI submitted its annual electric power cost adjustment to FERC requesting approval to recover $6 million. In October 2017, FERC approved these adjustments.